                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of
                                             the Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          QUANTITATIVE GROUP OF FUNDS
              ---------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

              ---------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

PRELIMINARY COPIES

                            QUANTITATIVE GROUP LOGO

                          QUANTITATIVE GROUP OF FUNDS

                              55 OLD BEDFORD ROAD
                          LINCOLN, MASSACHUSTTS 01773



                                                December 16, 1998


Dear Fellow Shareholder:

    I am writing to request that you return the enclosed proxy card(s) casting your vote at a special meeting of shareholders on January 11, 1999 to approve a new Management Contract and new Advisory Contracts for our funds and to permit all of our funds to change subadvisors without shareholder approval. Although the enclosed proxy statement covers all of our funds, you will be asked only to vote the shares for funds in which you are an investor. Your prompt response is
                                                        -----------------------
very important, since we must have a quorum of over 50% of the shares in each
-----------------------------------------------------------------------------
fund to approve the proposals.
------------------------------

    The need for a special meeting is dictated by a reorganization of the Fund's manager, Quantitative Advisors, Inc. (the "Manager"). The shares of the Manager held by one of the Manager's existing shareholders will be acquired by the other two shareholders of the Manager. This acquisition could be viewed as resulting in a change on control of the Manager, which, under the securities laws, could automatically terminate the contract between the Fund and the Manager and the contracts between the Manager and each fund's subadvisors.

    We are also requesting that you permit all of our funds to change subadvisors without shareholder approval. This will provide for greater flexibility for all of our funds in replacing subadvisors.


    The Board of Trustees of the Fund, including all of the Fund's independent
    --------------------------------------------------------------------------
Trustees, has considered the proposed changes and recommends that you vote in
-----------------------------------------------------------------------------
favor of the proposals.  You are urged to complete, sign and return your proxy
------------------------------------------------------------------------------
card(s) as soon as possible.  By returning the proxy card(s) promptly, you will
-------------------------------------------------------------------------------
help avoid the expense of subsequent mailings to achieve a quorum.
------------------------------------------------------------------


    If you are planning to attend the meeting in person, or have any questions about the information contained in the proxy statement, please call our shareholder service department at 1-800-331-1244 or 781-259-1144.


                                            Sincerely,



                                            Willard L. Umphrey
                                            President

                          QUANTITATIVE GROUP OF FUNDS

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 11, 1999
                             ---------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of QUANTITATIVE GROUP OF FUNDS (the "Fund"), will be held at the offices of the Fund, 55 Old Bedford Road, Lincoln, MA 01773, on January 11, 1999 at 6:00 p.m., Eastern Standard Time, for the following purposes:

  I. SHAREHOLDERS OF ALL SERIES. To consider and vote on approval or disapproval of a management contract between the Fund, on behalf of its series (each a "Series"), and Quantitative Advisors, Inc. (the "Manager") under which the Manager would continue to serve as manager to each Series;

  II, III. SHAREHOLDERS OF THE QUANTITATIVE SMALL CAP AND QUANTITATIVE MID CAP
           FUNDS ONLY. To consider and vote on approval or disapproval of an advisory contract between the Manager and Columbia Partners, L.L.C., Investment Management ("Columbia Partners") under which Columbia Partners would continue to serve as subadvisor ("Advisor")to the Quantitative Small Cap and Quantitative Mid Cap Funds;

  IV. SHAREHOLDERS OF THE QUANTITATIVE GROWTH AND INCOME FUND ONLY. To consider and vote on approval or disapproval of advisory contracts between the Manager and State Street Bank and Trust Company ("State Street") under which State Street would continue to serve as Advisor to the Quantitative Growth and Income Fund;

  V, VI. SHAREHOLDERS OF THE QUANTITATIVE INTERNATIONAL EQUITY FUND AND QUANTITATIVE EMERGING MARKETS FUND ONLY. To consider and vote on approval or disapproval of advisory contracts between the Manager and Independence International Associates, Inc. ("Independence"), under which Independence would continue to serve as Advisor to the Quantitative International Equity and Quantitative Emerging Markets Funds

  VII. SHAREHOLDERS OF THE QUANTITATIVE FOREIGN VALUE FUND ONLY. To consider and vote on approval of an advisory contract between the Manager and Polaris Capital Management, Inc. ("Polaris") under which Polaris would continue to serve as advisor to the Quantitative Foreign Value Fund;

  VIII. SHAREHOLDERS OF ALL SERIES. To approve or disapprove a proposal to permit the Manager to enter into new or amended advisory contracts with portfolio managers without obtaining shareholder approval; and

  IX. SHAREHOLDERS OF ALL SERIES. To transact such other business as may properly come before the Meeting or any adjournment thereof.

           The Board of Trustees unanimously recommends that you vote in favor of items I-VIII.

The close of business of November 27, 1998 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                            MARK A. KATZOFF
                                            Clerk

December 16, 1998

     PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY/PROXIES IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOU MAY BE SURE YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                          QUANTITATIVE GROUP OF FUNDS

                              55 OLD BEDFORD ROAD
                         LINCOLN, MASSACHUSETTS 01773
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 11, 1999
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quantitative Group of Funds (hereinafter called the "Fund"), to be used at a Special Meeting of Shareholders (the "Meeting") of the Fund and any adjournment or adjournments thereof, to be held at 55 Old Bedford Road, Lincoln, MA 01773 on January 11, 1999 at 6:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The close of business of November 27, 1998 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. This proxy statement was first mailed to Shareholders on or about December 16, 1998. Proxies are being solicited for the approval or disapproval of each Proposal described below. The Fund currently consists of six portfolios ("Series"), which are being asked to vote on the proposals as follows:


Proposal                                                                                   Voting Series
--------                                                                                   -------------

I.     To consider and vote on approval or disapproval of an management                       All Series
       contract between the Fund and Quantitative Advisors, Inc. (the "Manager")
       under which the Manager would serve as manager to the Series;

II.    To consider and vote on approval or disapproval of an advisory contract                Quantitative Small Cap Fund
       between the Manager and Columbia Partners, L.L.C., Investment
       Management ("Columbia Partners") under which Columbia Partners would continue to serve as subadvisor ("Advisor") to the Quantitative Small Cap Fund;

III.   To consider and vote on approval or disapproval of                                     Quantitative Mid Cap Fund
       an advisory contract between the Manager and Columbia Partners under which Columbia Partners would continue to serve as Advisor to the Quantitative Mid Cap Fund;

IV.    To consider and vote on approval or disapproval of an advisory                         Quantitative Growth
       contract between the Manager and State Street Bank and Trust Company                   and Income Fund
       ("State Street") under which State Street would continue to serve as Advisor to the Quantitative Growth and Income Fund;

V.     To consider and vote on approval or disapproval of                                     Quantitative International
       an advisory contract between the Manager and Independence International                Equity Fund
       Associates, Inc. ("Independence") under which Independence would continue to serve as Advisor to the Quantitative International Equity Fund;

VI.    To consider and vote on approval or disapproval of an advisory contract                Quantitative Emerging
       between the Manager and Independence under which Independence would                    Markets Fund
       continue to serve as Advisor to the Quantitative Emerging Markets Fund;

VII.   To consider and vote on approval or disapproval of an advisory contract                Quantitative Foreign
       between the Manager and   Polaris Capital Management, Inc. ("Polaris")                 Value Fund
       under which Polaris would continue to serve as Advisor to the Quantitative
       Foreign Value Fund;

 VIII. To consider and vote on approval or disapproval of a proposal to permit                All Series
       the Manager to enter into new or amended advisory contracts with portfolio managers without obtaining shareholder approval; and

IX.    To transact such other business as may properly come before the Meeting or any         All Series
       adjournment thereof.

     In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting for a period of not more than 30 days to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. A vote may be taken on a proposal in this Proxy Statement for the Fund prior to any adjournment if sufficient votes have been received for approval of that proposal. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposals set forth in this Proxy Statement.

    The following shares of beneficial interest of the Series, no par value, were outstanding at the close of business on the record date:


                                               Number of                Number of
Name of Series                              Ordinary Shares        Institutional Shares
--------------                             ---------------         --------------------
Quantitative Small Cap Fund                 3,514,415.200           334,300.812
Quantitative Mid Cap Fund                     907,885.138           627,463.755
Quantitative Growth and Income Fund         3,026,046.127           184,036.440
Quantitative International Equity Fund      2,150,546.778           163,419.399
Quantitative Emerging Markets Fund          1,284,763.167           216,315.827
Quantitative Foreign Value Fund               756,332.765                 0.000

     The Board of Directors of the Fund has named Willard L. Umphrey, President and Trustee; Leon Okurowski, Vice President and Trustee; and Mark A. Katzoff, Esq., Clerk, and each of them with power of substitution as attorneys and proxies. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Shareholders may revoke proxies by attendance at the Meeting and voting in person, by submission of a subsequent proxy, or by giving written notice prior to the Meeting to the Fund at the address shown above. Unless revoked, proxies will be voted according to the specifications thereon. Unless otherwise specifically instructed in the proxies, it is the intention of the persons named in the proxy to vote all proxies received by them FOR the approval of each of the proposals.

INVESTMENT MANAGEMENT

     The following proposals relate to contracts between the Fund and the Manager, and the Manager and Advisors to the various Series.

                                  PROPOSAL I

       APPROVAL OF MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE MANAGER

     The Board of Trustees is proposing that Shareholders of the Series each approve a new Management Agreement (the "New Management Agreement") between the Fund and the Manager for the management of the respective Series. The following description of the terms of the New Management Agreement is qualified in its entirety by reference to the copy of the New Management Agreement attached hereto as Exhibit A.

     The Manager serves as the manager to the Series pursuant to a Management Agreement between the Fund and the Manager dated April 17, 1985 (the "Old Management Agreement"). The Manager is a corporation organized under the laws of the Commonwealth of Massachusetts and registered with the Securities and Exchange Commission ("SEC") as an investment advisor and a transfer agent. Its address is 55 Old Bedford Road, Lincoln, Massachusetts 01773. The Old Management Agreement was last approved by shareholders of the Quantitative Small Cap Fund on April 29, 1986, by shareholders of the Quantitative Mid Cap Fund on October 3, 1994, by the initial shareholder of the Quantitative Growth and Income Fund on May 6, 1985, by shareholders of the Quantitative International Equity Fund on April 2, 1990, by shareholders of the Quantitative Emerging Markets Fund on August 8, 1994, and by the initial shareholder of the Quantitative Foreign Value Fund on May 18, 1998.

     Willard L. Umphrey, Leon Okurowski, and Edward L. Pittman each presently owns one-third of the outstanding shares of the Manager. It is anticipated that shortly after the Special Meeting of Shareholders, Messrs. Umphrey and Okurowski will each, with their spouses, purchase one-half of Mr. Pittman's shares, leaving each with one-half of the Manager's outstanding shares. Pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), this acquisition could be viewed as resulting in a change in control of the Manager, and, therefore, in an automatic termination of the Old Management Agreement. Under the terms of the Manager's contracts with the Advisors, those contracts would automatically terminate in the event of a termination of the Old Management Agreement.

     In the view of the Board of Trustees, the proposed transaction would not result in a change in actual control of the Manager. Nevertheless, the Board of Trustees is proposing that Shareholders approve the New Management Agreement in order to eliminate any uncertainty in that regard.

     On July 7, 1998, the New Management Agreement was approved by the Board of Trustees, including those Trustees who are not interested persons of any party to the New Management Agreement. The New Management Agreement is being submitted for Shareholder approval at this time pursuant to Section 15(a) of the 1940 Act, which requires shareholder approval of all investment advisory contracts. In the event that the New Management Agreement is not approved by the Shareholders of a particular Series, the Trustees will take such action as they deem to be in the best interests of the Series and its shareholders.

THE OLD MANAGEMENT AGREEMENT

     Under the Old Management Agreement, the Manager provides overall management and administration of the Series. The Manager may, subject to the approval of the Trustees, manage any of the Series itself or, subject to approval by the Trustees and the Shareholders, select Advisors to manage one or all of the Series. In the latter case, the Manager oversees the activities of the Advisors and performs the following functions. The Manager monitors each Advisor's investment program to ensure compliance with the investment restrictions of the relevant Series and applicable laws, and reviews the general investment strategy of the Advisor, suggesting changes as appropriate. The Manager also reviews the performance of each Advisor's investment strategies, comparing the absolute results against relevant peer groups and benchmarks and keeps the Trustees informed about each Series' returns. The Manager reviews brokerage allocations made by the Advisors in placing portfolio transactions for the Series. Lastly, the Manager oversees compliance by the Series with various federal and state statutes and carries out the directives of the Trustees with regard to the Series.

     For the services provided by the Manager under the Old Management Agreement, the Fund pays the Manager a monthly fee at the following annual rate, which is expressed as a percentage of the value of the average daily net assets of the Series: for the Quantitative Growth and Income Fund, 0.75%; and for all other Series, 1.00%, all calculated separately for each Series. For the fiscal year ended March 31, 1998, the Fund paid the Manager $712,299 for its services to the Quantitative Small Cap Fund, $122,800 for its services to the Quantitative Mid Cap Fund, $425,583 for its services to the Quantitative Growth and Income Fund, $311,008 for its services to the Quantitative International Equity Fund, and $86,261 for its services to the Quantitative Emerging Markets Fund, gross of fees waived or expenses reimbursed by the Manager. The Quantitative Foreign Value Fund was not in existence as of March 31, 1998, therefore management fee information is not available.

COMPARISON OF THE OLD MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT

     The Old Management Agreement and the New Management Agreement are substantially similar. The fees paid to the Manager by the Fund will not change under the New Management Agreement. The Manager's responsibilities under the New Management Agreement will remain the same as exist under the Old Management Agreement.

     If the New Management Agreement with the Manager is approved by the necessary Majority Vote (as defined below in "Other Information") of the outstanding voting interests of the respective Series, it will continue in effect until two years from the effective date of the New Management Agreement, which will be the date on which the shares of the Manager are transferred, and will continue from year to year thereafter, subject to approval annually by the Board or a Majority Vote of the Shareholders of the respective Series, and also, in either event, approval by a majority of those Trustees who are not parties to the New Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval.

     Pursuant to the New Management Agreement, the Manager will not be subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Management Agreement.

     The New Management Agreement provides that it will terminate automatically in the event of its assignment, as that term is described in the 1940 Act. In addition, the New Management Agreement may be terminated by the Manager upon 30 days' written notice to the Fund, and by the Fund, with respect to a Series, upon the vote of a majority of the Fund 's Board of Trustees or a majority of the outstanding shares of the appropriate Series, upon 30 days' written notice to the Manager.

 INFORMATION ABOUT QUANTITATIVE ADVISORS, INC.

     The Manager is located at 55 Old Bedford Road, Boston, MA 01773. The Manager was founded in 1983 and currently manages approximately $170 million in assets.

     Willard L. Umphrey, the President and Treasurer of the Manager, and Leon Okurowski, the Vice President of the Manager, will be primarily responsible for the oversight of the Series. Messrs. Umphrey and Okurowski have been with the Manager since its inception in 1983.

     See Exhibit B for a list of the directors and principal executive officers of the Manager.

THE TRUSTEES' RECOMMENDATION

     On July 7, 1998, the Board of Trustees, including those Trustees who are not parties to the New Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, voted to approve the New Management Agreement and to recommend approval to the Shareholders of each applicable Series. In determining whether or not it was appropriate to approve the New Management Agreement with the Manager and to recommend approval to Shareholders, the Board, including the Trustees who are not interested persons of the Manager, considered various matters and materials provided by the Manager. Among other matters, the Trustees considered the prior performance of the personnel at the Manager in identifying and overseeing Advisors for the Series, noting the relative success enjoyed by many of the Advisors in relation to their peers and benchmarks. The Trustees also noted that the New Management Agreement was virtually identical to the Old Management Agreement and that the investment management fees of the Series would not increase as the result of the New Management Agreement. The Trustees also considered how the proposed compensation of the Manager for its investment management services to each Series compared to that paid by other mutual funds of similar size and with similar investment objectives. Lastly, the Trustees considered the Manager's background and reputation within the securities industry.

     ACCORDINGLY, THE BOARD OF TRUSTEES (INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW MANAGEMENT AGREEMENT) RECOMMENDS THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE MANAGER.

                                PROPOSALS II-VII

      APPROVAL OF ADVISORY CONTRACTS BETWEEN THE MANAGER AND THE ADVISORS

    The Board of Trustees is proposing that Shareholders of each of the Series approve a new Advisory Contract (the "New Advisory Contract") between the Manager and the applicable Advisors for the management of their respective Series. The following description of the terms of the New Advisory Contracts is qualified in its entirety by reference to the copies of the New Advisory Contracts attached hereto as Exhibit C.

    Information regarding each Advisors' length of service to the applicable Series is set forth in the table below:


                                                                     Date Advisor                        Date Contract
                                                                     Began               Date of         Last Approved
Series                               Advisor                         Managing Series     Contract        by Shareholders
------------------------------------------------------------------------------------------------------------------------
Quantitative Small Cap Fund          Columbia Partners LLC            7/1/96              6/20/96           10/28/96
                                     Investment Management
Quantitative Mid Cap Fund            Columbia Partners LLC            7/1/96              6/20/96           10/28/96
                                     Investment Management
Quantitative Large Cap Fund          State Street Bank and            5/9/85              4/17/85            4/29/86
                                     Trust Company
Quantitative International Equity    Independence Interna-           7/31/87              10/1/86           10/28/96
 Fund                                tional Associates
Quantitative Emerging Markets        Independence Interna-           10/1/94              10/1/86           10/28/96
 Fund                                tional Associates
Quantitative Foreign Value Fund      Polaris Capital                  7/1/98              5/18/98            5/18/98
                                     Management

     As noted under Proposal I, a proposed transfer of the shares of the Manager, if completed, could be viewed as a transaction requiring automatic termination of the Old Advisory Contracts. On July 7, 1998, the New Advisory Contracts were approved by the Board of Trustees, including those Trustees who are not interested persons of any party to the New Advisory Contracts. The New Advisory Contracts are being submitted for Shareholder approval at this time pursuant to Section 15(a) of the 1940 Act, which requires shareholder approval of each investment advisory contract. In the event that the New Advisory Contracts are not approved by the Shareholders, the Manager and Trustees may choose to again solicit the approval of the Shareholders for the New Advisory Contracts or to seek new Advisors to manage the Series. The Manager may also seek the approval of the Trustees to assume the day-to-day investment management responsibility for the Series.

THE OLD ADVISORY CONTRACTS

     Under the Old Advisory Contracts, the Advisors provide, subject to the supervision of the Trust's Board of Trustees and the Manager, a continuous investment program for each Series' portfolios and determined the composition of the assets of the Series' portfolios, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Old Advisory Contracts require the Advisors to provide investment research and to conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that were to be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which they invested, all in accordance with the Series' investment objective or objectives and policies.

     For the services provided by the Advisors under the Old Advisory Contracts, the Manager pays the respective Advisors a monthly fee at the following annual rates: Quantitative Small Cap Fund - 0.50% of average daily total net assets; Quantitative Mid Cap Fund - 0.40% of average daily total net assets; Quantitative Growth and Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; Quantitative International Equity Fund - 0.50% of average daily total net assets; Quantitative Emerging Markets Fund - 0.40% of average daily total net assets; and Quantitative Foreign Value Fund - .35% of the management fee paid by the Trust to the Manager for assets under management in the Fund up to $30,000,000 and 50% of the management fee paid by the Fund to the Manager for assets under management in the Fund over $30,000,000. For the fiscal year ended March 31, 1998, the Manager paid the Advisors of the respective Series $357,261 for services to the Quantitative Small Cap Fund, $49,266 for services to the Quantitative Mid Cap Fund, $185,739 for services to the Quantitative Growth and Income Fund, $155,972 for services to the International Equity Fund and $43,257 for services to the Emerging Markets Fund. The Foreign Value Fund was not in existence as of March 31, 1998.

COMPARISON OF THE OLD ADVISORY CONTRACTS AND THE NEW ADVISORY CONTRACTS

     The Old Advisory Contracts and the New Advisory Contracts are substantially similar, including the fees paid to the Advisors. The most significant change is a provision permitting the New Advisory Contracts to be amended without shareholder approval in the event the pending exemptive order described in Proposal VIII is approved by the Securities and Exchange Commission (the "SEC"). In performing its duties under the New Advisory Contract, an Advisor will provide, subject to the supervision of the Board of Trustees and the Manager, a continuous investment program for the applicable Series' portfolio and determine the composition of the assets of the Series' portfolios, including determination of the purchase, retention, or sale of the securities, cash, or other investments contained in the portfolio.

     If each New Advisory Contract with the respective Advisor is approved by the necessary Majority Vote of the outstanding voting interests of the respective Series, it will continue in effect until two years from the effective date of the New Advisory Contracts, which will be the date on which the shares of the Manager are transferred, and will continue from year to year thereafter, subject to approval annually by the Board or a Majority Vote of the Shareholders of the respective Series, and also, in either event, approval by a majority of those Trustees who are not parties to the New Advisory Contracts or interested persons of any such party at a meeting called for the purpose of voting on such approval.

     Pursuant to the New Advisory Contracts, the Advisors will not be subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Advisory Contracts, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Advisory Contracts.

     Each New Advisory Contract provides that it will terminate automatically in the event of its assignment, as that term is described in the 1940 Act. In addition, each New Advisory Contract may be terminated by the Manager upon 30 days' written notice or by the applicable Advisor upon 150 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding shares of the respective Series, upon 30 days' written notice to the Manager and the Advisor.

 INFORMATION ABOUT COLUMBIA PARTNERS, L.L.C., INVESTMENT MANAGEMENT

     Columbia Partners is located at 1701 Pennsylvania Avenue, N.W., Washington, DC 20006. Columbia Partners was founded in 1995. The firm and its affiliates currently manage over $1.9 billion in assets. Galway Capital Management, L.L.C. owns 50% of the outstanding shares of Columbia Partners, L.L.C.

     Robert A. von Pentz CFA, a Managing Partner of Columbia Partners, is primarily responsible for the day-to-day management of the Quantitative Small Cap and Quantitative Mid Cap Funds. Mr. von Pentz has been with Columbia Partners since its inception in 1995. Prior to that time, he served as chairman of the board and chief executive officer of Riggs Investment Management Corporation. Mr. von Pentz has been managing investments using quantitative investment techniques for over 10 years.

     See Exhibit D for a list of the directors and principal executive officers of Columbia Partners.

 INFORMATION ABOUT STATE STREET BANK AND TRUST COMPANY

     State Street is located at 225 Franklin Street, Boston, MA 02110. State Street is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. State Street also manages the Seven Seas Growth and Income Fund, which has investment objectives similar to the Quantitative Growth and Income Fund. For managing the Seven Seas Growth and Income Fund, State Street receives on an annual basis 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets.

     The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the Fund's inception. The team at State Street presently responsible for the daily management of the Fund includes Steven M. Esielonis, Douglas T. Holmes, CFA, and Charles Babin, CFA. Mr. Esielonis has served as a Vice President at State Street since 1992. Prior to that time, he was a Portfolio Manager at Eastern Portfolio Advisors. Mr. Holmes, Senior Vice President at State Street, has worked at State Street since
1984.   Mr. Babin joined State Street as a Managing Director in 1996.  Prior to
that time, he was a Senior Vice President at Natwest Investment Management from 1995 to 1996 and the President and Managing Director of BRS Capital Management from 1987-1995. Mr. Esielonis received a BA in Economics from St. Anselms College. Mr. Holmes received a BS in Mathematics from Northeastern University. Mr. Babin received a BA in Accounting and an MBA from Boston College.

     See Exhibit E for a list of the directors and principal executive officers of State Street.

INFORMATION ABOUT INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

     Independence International Associates, Inc. ("Independence") is located at 75 State Street, Boston, Massachusetts 02110. Independence is a professional investment adviser which has been providing services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1986. As of June 30, 1998, Independence had investment management authority with respect to approximately $2 billion of assets. Independence is a wholly-owned subsidiary of Independence Investment Associates, Inc. ("IIA"). IIA is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., a holding company which in turn is wholly owned by John Hancock Mutual Life Insurance Company. IIA currently has over $21 billion under management.

     David A. Umstead and Norman H. Meltz, both Senior Vice Presidents of Independence, will continue to be the individuals primarily responsible for the day-to-day operation of the Foreign Funds. They have been portfolio managers for Independence since the inception of the company.

     See Exhibit F for a list of the directors and the principal executive officer of Independence.

INFORMATION ABOUT POLARIS CAPITAL MANAGEMENT, INC.

     Polaris is located at 125 Summer Street, Boston, MA 02110. Polaris was founded in 1995. The firm currently manages over $80 million in assets. Polaris also manages the Freedom International Fund, which has investment objectives similar to the Quantitative Foreign Value Fund. For managing the

Freedom International Fund, Polaris receives on an annual basis 0.35% of the first $5 million and 0.50% of amounts in excess of $5 million of average daily total net assets.

     Bernard R. Horn, Jr., the President and founder of Polaris, will be primarily responsible for the day-to-day management of the Quantitative Foreign Value Fund. Mr. Horn has been with Polaris since its inception in 1995. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc. Mr. Horn has been managing investments using quantitative investment techniques for over 10 years.

     See Exhibit G for a list of the directors and principal executive officers of Polaris.

THE TRUSTEES' RECOMMENDATION

     On July 7, 1998, the Board of Trustees, including those Trustees who are not parties to the New Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party, voted to approve the New Advisory Contracts and to recommend approval to the Shareholders of each applicable Series. In determining whether or not it was appropriate to approve the New Advisory Contracts with the Advisors and to recommend approval to Shareholders, the Board, including the Trustees who are not interested persons of the Manager or the Advisors, considered various matters and materials provided by the Manager and the Advisors. In particular, the Trustees considered the prior investment performance of the investment personnel at the Advisors who would be providing services to the Series relative to broad-based benchmarks and to comparably managed mutual funds; and the nature of the investment approaches of each of the Advisors. The Trustees also considered, among other things, the following: (1) the fact that the New Advisory Contracts would permit the Series to continue to receive the services of the Advisors; (2) the nature and quality of the services to be provided to the Series; (3) the fairness of the compensation to be received by the Advisors for their investment advisory services in light of that received by advisors of mutual funds of similar size and with comparable investment objectives; (4) the experience of the persons providing investment advice at each of the Advisors; (5) the total investment advisory fees paid by each of the Series; and (6) the background and reputation of each of the Advisors within the securities industry.

     ACCORDINGLY, THE BOARD OF TRUSTEES (INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW ADVISORY CONTRACTS) RECOMMENDS THE APPROVAL OF THE NEW ADVISORY CONTRACTS BETWEEN THE MANAGER AND THE ADVISORS.

                                 PROPOSAL VIII

     APPROVAL OF PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO NEW OR AMENDED ADVISORY AGREEMENTS WITH ADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

     The Board of Trustees of the Fund is submitting for approval by the Shareholders of each of the Series a proposal to permit the Manager to enter into new or amended contracts with Advisors without obtaining Shareholder approval. On April 7, 1998, the Board of Trustees discussed and approved this proposal at an in-person meeting.

     The Board recommends that the Shareholders of each Series approve this proposal, which would permit the Manager from time to time to enter into a new or materially amended Advisory Agreement with an Advisor (i.e., a subadviser) without obtaining Shareholder approval. Approval by the Trustees, including a majority of the Trustees who are not parties to such contract or agreement and who are not "interested persons" of the Fund within the meaning of the 1940 Act ("Independent Trustees"), will continue to be required to approve any new or amended Advisory Agreement. The proposal will apply to any Advisory Agreement entered into by the Manager with an Advisor that is not otherwise an affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Manager, other than by reason of serving as an Advisor. Among other changes, the proposal would cover new Advisory Agreements necessitated because the prior Advisory Agreements were terminated as a result of an "assignment" (as defined in the 1940 Act), an amendment to an Advisory Agreement or the adoption of a new Advisory Agreement to substitute a new Advisor for an old Advisor.

     This Proposal is being submitted to Shareholders pursuant to the requirements of a proposed exemptive order (the "Proposed Order") that the Fund is currently seeking from the SEC. The Proposed Order grants exemptive relief from certain provisions of the 1940 Act and certain rules thereunder and is discussed below.

REASONS WHY SHAREHOLDER APPROVAL IS SOUGHT

     Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company except pursuant to a written contract which has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadvisor to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. "Assignment," for purposes of the 1940 Act, includes, in substance, the transfer of an advisory agreement or the transfer of control of the investment adviser through the transfer of a controlling block of the adviser's outstanding voting securities.

     In conformity with Section 15 of the 1940 Act, the Fund currently obtains Shareholder approval of an Advisory Agreement in three general situations:

          A. The employment of a new Advisor: (i) to replace an existing Advisor; (ii) to serve as an additional Advisor (should the Manager elect to employ multiple Advisors for a Series); or (iii) to act as Advisor for a new Series;

          B.  A change in the terms of an Advisory Agreement; and

          C. The continued employment of an existing Advisor on the same terms where there has been or is expected to be an assignment of an Advisory Agreement as a result of a change of control of the Advisor.

     The Trustees and the Manager may currently terminate an Advisory
Agreement without Shareholder approval. Shareholders of a Series may also currently terminate an Advisory Agreement with respect to that Series at any time by a vote of a majority of the Series' outstanding shares, as defined in
the 1940 Act.   The proposed form of Advisory Agreement attached hereto as
Exhibit C is reflective of the type of Advisory Agreement that would no longer require Shareholder approval if this proposal is approved, subject to compliance with other conditions of the Proposed Order, which are set forth below.

DISCUSSION

     The Fund employs the Manager, subject to the supervision of the Trustees, to manage or provide for the management of each Series. The Manager selects an Advisor to invest the assets of each Series, subject to the review and approval of the Trustees, and, currently, subject to the approval of each Series' Shareholders, and on an ongoing basis reviews the Advisor's performance. The Manager is responsible for communicating performance, expectations and evaluations to the Advisor and for recommending to the Trustees whether the Advisor's contract should be renewed, modified or terminated. The Advisor is entitled to receive a fee from the Manager. The Manager and the Trustees believe that requiring Shareholders to approve changes in an Advisor and to the Advisory Agreement (including continuation of an assigned Advisor Agreement) not only results in unnecessary administrative expenses to each Series, but may also cause harmful delays in executing changes that the Manager and the Trustees have determined are necessary or desirable. The Manager and the Trustees believe that such expenses, and the possibility of delays, may result in Shareholders receiving less satisfactory service than would be the case if this proposal is implemented.

     Accordingly, the Fund is attempting to obtain the Proposed Order. The
Fund anticipates that pursuant to the Proposed Order, if granted, subject to receipt of Shareholder approval of this proposal and the other conditions described below, the Shareholders of each Series will receive an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, following a change of Advisor and/or the entry into a new or amended Advisory Agreement that would have otherwise required Shareholder approval. The information statement will contain substantially all of the information about the Advisor and the Advisory Agreement that would otherwise be contained in a written proxy statement. The information statement will include disclosure as to the level of fees to be paid to the Manager and the Advisor.

     The Manager intends that the information statement described above, as well as adherence to the anticipated conditions of the Proposed Order as set forth below, will protect Shareholders of each Series, by, among other things, enabling Series Shareholders to receive adequate disclosure about the Advisor. If the proposal is approved, amendments to the Management Contract between the Manager and the Fund will remain subject to the Shareholder and Trustee approval requirements of Section 15 of the 1940 Act and related proxy statement disclosure requirements. Moreover, although approval of the proposal will generally permit the Manager and the Trustees to change the fees payable to an Advisor without Shareholder approval, such changes will not permit the Manager and the Trustees to increase the rate of the fees payable by each Series to the Manager under the Management Contract without first obtaining Shareholder approval.

     The Trustees, including the Independent Trustees, recommend that the Shareholders of each Series approve this proposal. If this proposal is not approved by Shareholders of any Series, the Proposed Order sought by the Fund, if obtained, will have no effect with respect to that Series. In such event, Shareholders of such Series would continue to have to approve any new or amended Advisory Agreements entered into by the Manager with respect to such Series.

CONDITIONS

     The Proposed Order would grant the Fund relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Fund and its Series to operate in the manner described in this proposal, subject to certain conditions including approval of this proposal by Shareholders of each Series. The Fund will not rely on the Proposed Order until it is granted and all such conditions have been met. It is possible that the SEC may decide to impose additional conditions on the Fund before granting the Proposed Order.

     The conditions for the relief set forth in the Proposed Order are as follows:

     1. The Manager will provide general management and administrative services to the Fund, including overall supervisory responsibility for the general
management and investment of the Fund's      securities portfolios, and, subject
to review and approval by the Board with respect to each Series, will (a) set a Series' overall investment strategies; (b) select Advisors; (c) monitor and evaluate the performance of Advisors; (d) allocate and, when appropriate, reallocate a Series' assets among its Advisors in those cases where a Series has more than one Advisor; and (e) implement procedures reasonably designed to ensure that the Advisors comply with the Fund's and each Series' investment objectives, policies, and restrictions.

     2. Before a Series may rely on the Order, the operation of the Series in the manner described in the application will be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or, in the case of a new Series whose public Shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offer of shares of such Series to the public.

     3. Each Series will furnish to its Shareholders all information about a new Advisor or Advisory Agreement for a Series that would be included in a proxy statement. Such information will include disclosure as to the level of fees to be paid to the Manager and each Advisor of such Series and any change in such information caused by the addition of a new Advisor or any proposed material change in an Advisory Agreement. Each Series will meet this condition by providing its Shareholders with an informal information statement complying with the provisions of Regulation 14C under the Exchange Act, and Schedule 14C thereunder. With respect to a newly retained Advisor, or a change in an Advisory Agreement, this information statement will be provided to Shareholders of the Series a maximum of ninety (90) days after the addition of the new Advisor, or the implementation of any change in an Advisory Agreement. This information statement will also meet the requirements of Schedule 14A under the Exchange Act.

     4. Each Series will disclose in its prospectus the existence, substance and effect of the Proposed Order. In addition, each Series will hold itself out to the public as employing the "manager of managers" approach described in the application. The prospectus relating to a Series of the Fund will prominently disclose that the Manager has ultimate responsibility for investment performance of the Series due to its responsibility to oversee Advisors and to recommend their hiring, termination and replacement.

     5. No Trustee or officer of the Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Trustee, director or officer) any interest in any Advisor except for (a) ownership of interests in the Manager or any entity that controls, is controlled by or is under common control with the Manager; or
(b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either an Advisor or any entity that controls, is controlled by or is under common control with an Advisor.

     6. The Manager will not enter into an Advisory Agreement with any Advisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Manager or the Series other than by reason of serving as Advisor to one or more Series ("Affiliated Advisor") without such agreement, including the compensation to be paid thereunder, being approved by the Shareholders of the applicable Series.

     7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Trustee of the Fund, as defined in Section 2(a)
(19) of the 1940 Act, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

     8. When an Advisor change is proposed for a Series with an Affiliated Advisor, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interest of the Series and its Shareholders and does not involve a conflict of interest from which the Manager or the Affiliated Advisor derives an inappropriate advantage.

     ACCORDINGLY, THE BOARD OF TRUSTEES (INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS) RECOMMENDS THE APPROVAL OF PROPOSAL NO. VIII.


                                  PROPOSAL IX

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

                               OTHER INFORMATION

VOTING; QUORUM

     A quorum for the transaction of business for the applicable Series at the Meeting is constituted by the presence in person or by proxy of the holders of the majority of the outstanding shares of the applicable Series entitled to vote at the meeting. Each share of a Series, and each class of shares within a Series, generally has equal rights and privileges with all other shares of that Series, except with respect to voting on matters that affect only one class of shares of the Series. Shares of each class of the Series entitle their holders to one vote per share, with proportionate voting for fractional shares.

     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice of Meeting. Executed proxies marked as abstentions will not be considered votes cast for or against the proposals, although they will be counted for quorum purposes. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting.

     Approval of each Proposal requires the favorable vote of the holders of a majority of the outstanding voting securities of the applicable Series. Under the 1940, such majority is defined as a vote of 67% or more of the voting securities of the applicable Series present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, or the vote of more than 50% of the outstanding voting securities of the applicable Series, whichever is less ("Majority Vote").

VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of the record date, the officers and Trustees of the Fund as a group beneficially owned in the aggregate 1.32% of the outstanding Ordinary Shares of the Small Cap Fund, 11.29% of the outstanding Institutional Shares of the Small Cap Fund, 0.18% of the outstanding Ordinary Shares of the Mid Cap Fund, 4.86% of the outstanding Institutional Shares of the Mid Cap Fund, 0.87% of the outstanding Ordinary Shares of the Growth and Income Fund, 17.65% of the outstanding Institutional Shares of the Growth and Income Fund, 0.67% of the outstanding Ordinary Shares of the International Equity Fund, 4.58% of the outstanding Institutional Shares of the International Equity Fund, 1.77% of the outstanding Ordinary Shares of the Emerging Markets Fund, 0.71% of the outstanding Institutional Shares of the Emerging Markets Fund and 8.34% of the outstanding Ordinary Shares of the Foreign Value Fund. On the same date, each of the following persons owned 5% or more of the outstanding shares of the Series and classes listed below:


                                                                        Number of                      Percent
                                                                        Shares                         of Class
                                                                        ---------                      --------
QUANTITATIVE SMALL CAP FUND - INSTITUTIONAL SHARES
Pershing Division of Donaldson, Lufkin & Jenrette                       80,649.932                      24.12%
Special Custody Account for the Benefit of Customers
P.O. Box 2052
Jersey City, NJ 07383

Charles Schwab & Co, Inc.                                               57,900.296                      17.31%
Special Custody Account for the Benefit of Customers
101 Montgomery Street, San Francisco, CA 94104-4122

The John Dickson Home                                                   36,706.973                      10.98%
1701 Pennsylvania Ave, N.W., Suite 1000
Washington, DC 20006

U.S. Boston Corporation Employee Incentive Savings Plan                 30,018.948                      8.97%
55 Old Bedford Road
Lincoln, MA 01773

National Postal Forum                                                   20,445.606                      6.11%
3998 Fair Ridge Drive
Suite 300
Fairfax, VA 22033

Temple Preservation Foundation                                          19,874.597                      5.94%
1733-16th Street, N.W.
Washington, DC 20009

The Henry and Annie Hurt Home for the Blind                             16,885.207                      5.05%
1701 Pennsylvania Ave, N.W., Suite 1000
Washington, DC 20006

QUANTITATIVE MID CAP FUND - ORDINARY SHARES

Dover Instrument Corporation Profit Sharing Retirement Plan             83,259.333                      9.17%
200 Flanders Road, P.O. Box 200
Westboro, MA 01581

George Howell                                                           68,953.399                      7.59%
107 Dudley Road
Wayland, MA 01778

QUANTITATIVE MID CAP FUND - INSTITUTIONAL SHARES

U.S. Boston Corporation Employee Incentive Savings Plan                 14,322.053                      22.92%
55 Old Bedford Road
Lincoln, MA 01773

Lawrie W. Okurowski                                                     13,175.668                      21.09%
50 Musterfield Road
Concord, MA 01742

Charles Schwab & Co, Inc.                                               12,614.361                      20.19%
Special Custody Account for the Benefit of Customers
101 Montgomery Street, San Francisco, CA 94104-4122

James E. Jones & Sandra G Jones                                         4,621.072                       7.39%
9 Stone Creek Park
Owensboro, KY 42303

QUANTITATIVE GROWTH AND INCOME FUND -  INSTITUTIONAL SHARES

Pershing Division of Donaldson, Lufkin & Jenrette                       66,360.605                      36.05%
Special Custody Account for the Benefit of Customers
P.O. Box 2052
Jersey City, NJ 07383

Dover Instrument Corporation Profit Sharing Retirement Plan             64,048.868                      34.80%
200 Flanders Road, P.O. Box 200
Westboro, MA 01581

U.S. Boston Corporation Employee Incentive Savings Plan                 14,297.332                      7.76%
55 Old Bedford Road
Lincoln, MA 01773

William K. Durr                                                         11,931.379                      6.48%
5775 Green Road
Haslett, MI 48840

QUANTITATIVE INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES

Dover Instrument Corporation Profit Sharing Retirement Plan             150,688.053                     92.20%
200 Flanders Road, P.O. Box 200
Westboro, MA 01581

QUANTITATIVE EMERGING MARKETS FUND - INSTITUTIONAL SHARES

Strafe & Co.                                                            205,844.331                     95.15%
P.O. Box 160
Westerville, OH 43086-0160

QUANTITATIVE FOREIGN VALUE FUND - ORDINARY SHARES

Dermatology Associates of Concord                                       55,431.703                      7.32%
Profit Sharing Retirement Plan
290 Baker Avenue
Concord, MA 01742

U.S. Boston Corporation PSRP                                            47,663.584                      6.30%
55 Old Bedford Road
Lincoln, MA 01773

Lexington Medical Associates Inc.                                       47,575.273                      6.29%
Profit Sharing Trust 1974
19 Muzzey Street
Lexington, MA 02173

SHAREHOLDER REPORTS

Annual and Semi-Annual Reports of the Fund are available free of charge by writing the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773 or by calling the Fund at 800-331-1244.

SOLICITATION OF PROXIES

     The costs of the Meeting, including the solicitation of proxies, will be borne equally by the Fund and the Manager. In addition to the solicitation of proxies by mail, officers and regular employees of the Manager and its affiliates may solicit proxies personally or by telephone or facsimile. While the Fund does not expect to retain a proxy solicitation firm, it may determine that the services of such a firm are necessary.

The terms of any agreement with a proxy solicitation firm will depend on the nature and extent of the services to be provided.

TRANSACTIONS WITH AFFILIATED BROKERS

     No brokerage commissions were paid to any broker which is (i) an "affiliated person" of the Fund, as defined in the 1940 Act; (ii) an affiliated person of such affiliated person; or (iii) an affiliated person of which is an affiliated person of the Fund, its principal underwriter, or any current or proposed investment advisor.

TRANSACTIONS WITH AFFILIATED SERVICE PROVIDERS

     The Manager provides transfer agency services to the Fund under the name "Quantitative Institutional Services". For the fiscal year ended March 31, 1998, the Fund paid the Manager $105,095 for transfer agency services to the Quantitative Small Cap Fund, $17,929 for transfer agency services to the Quantitative Mid Cap Fund, $82,994 for transfer agency services to the Quantitative Growth and Income Fund, $45,650 for transfer agency services to the International Equity Fund and $15,891 for transfer agency services to the Emerging Markets Fund. The Foreign Value Fund was not in existence as of March 31, 1998.

NEXT MEETING OF SHAREHOLDERS

     Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Fund as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received at the Fund's office, 55 Old Bedford Road, Lincoln, Massachusetts 01773, within a reasonable time before the proxy solicitation is made.

DISTRIBUTOR

     Shares of the Fund are distributed through U.S. Boston Capital Corporation (the "Distributor"), an affiliate of the Manager, located at 55 Old Bedford Road, Lincoln, Massachusetts 01773. The Distributor is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc.

YOU ARE URGED TO FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                            By Order of the Board of Trustees



                                            Mark A. Katzoff
                                            Clerk
December 16, 1998

                                  EXHIBIT LIST

Exhibit A   Management Contract  between Quantitative Group of Funds and
            Quantitative Advisors, Inc.

Exhibit B   Other Information regarding Quantitative Advisors, Inc.

Exhibit C   Form of Advisory Contract between Quantitative Advisors, Inc. and the Advisors

Exhibit D   Other Information regarding Columbia Partners, L.L.C. Investment
            Management

Exhibit E   Other Information regarding State Street Bank and Trust Company

Exhibit F   Other Information regarding Independence International Associates,
            Inc.

Exhibit G   Other Information regarding Polaris Capital Management, Inc.

                                                                       EXHIBIT A
                          QUANTITATIVE ADVISORS, INC.
                          ---------------------------

                              MANAGEMENT CONTRACT
                              -------------------

     Management Contract ("Contract") dated as of ______, 1999, between QUANTITATIVE GROUP OF FUNDS, a Massachusetts business trust (the "Fund") and QUANTITATIVE ADVISORS, INC., a Massachusetts corporation (the "Manager").

     Witnesseth:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO FUND.

     (a) Subject always to the control of the trustees (the "Trustees") of the Fund, the Manager, will, at its expense, manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as amended, and its stated investment objectives, policies and restrictions as set forth in the then current Prospectus and/or Statement of Additional Information of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other written policies which the Trustees may from time-to-time determine and of which the Manager has received notice, and shall exercise the same care and diligence expected of the Trustees. In its management, supervision and conduct of the Fund's affairs and business, the Manager will do all things necessary so that each series of the Fund (the "Series") may qualify as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and the Rules and Regulations thereunder.

     (b) Subject to the provisions of the Declaration of Trust and the Investment Company Act of 1940, as amended, (the "1940 Act"), the Manager may, at its expense, select and contract with investment advisers (the "Advisers") for each of the Series and shall supervise any such Adviser. The Manager will compensate the Advisers for their services to the Fund from the fee paid to the Manager by the Fund pursuant to this Management Contract or from other funds available to the Manager.

     (c) The Fund hereby agrees with the Manager and with any Adviser selected by the Manger as provided in Section 1(b) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund and any Series thereof which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (d) Except to the extent that any such facilities are provided for any Series by its Adviser, the Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, but excluding shareholder accounting services. The Manager will pay the compensation, if any, of the officers of the Fund.


2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

     The Fund will pay to the Manager, as compensation for the Manager's services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate for each Series set forth in Schedule I. Such fee computed with respect to the net asset value of each of such Series shall be paid from the assets of such Series. Such aggregate average daily net asset value of the Series shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

     In the event that the expenses of the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, or Quantitative International Equity Fund exceed 2% of such Series' average net assets, the compensation due the Manager with respect to such Series for such year shall be reduced and, if necessary, the Manager shall assume expenses of the Series, to the extent required to reduce the Series' expenses to 2% of average net assets. Series expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisors.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract as to any Series or as to the Fund as a whole by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Fund, or the shareholders by the affirmative vote of a majority of the outstanding shares of any Series, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to such Series at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

     Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the one or more Series affected.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission ("SEC") under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

7.   NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, its partners, officers, directors, employees or agents or reckless disregard of the Manager's obligations and duties hereunder, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.   LIMITS OF THE LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS and QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

                                            QUANTITATIVE GROUP OF FUNDS



                                            By ___________________________
                                               Willard L. Umphrey
                                               President

                                            QUANTITATIVE ADVISORS, INC.




                                            By __________________________
                                               Willard L. Umphrey
                                               President

                                 Schedule I to
                 Management Contract dated as of ______, 1999
      between Quantitative Group Of Funds and Quantitative Advisors, Inc.

                                                 Management Fee (as a
          Series                                 Percentage of Net Assets)
          ------                                 -------------------------
Quantitative Small Cap Fund                               1.00%
Quantitative Mid Cap Fund                                 0.80%
Quantitative Growth and Income Fund                       0.75%
Quantitative International Equity Fund                    1.00%
Quantitative Emerging Markets Fund                        0.80%
Quantitative Foreign Value Fund                           1.00%


                                                                       EXHIBIT B

                          OTHER INFORMATION REGARDING
                          QUANTITATIVE ADVISORS, INC.

     The directors and principal executive officer of Quantitative Advisors, Inc., and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 55 Old Bedford Road, Lincoln, MA 01773. The principal occupation of each person is with Quantitative Advisors, Inc., unless otherwise stated.

NAME AND POSITION
WITH ADVISOR                                PRINCIPAL OCCUPATION

Willard L. Umphrey
President, Chairman and Director

Leon Okurowski
Treasurer and Director

                                                                       EXHIBIT C


                          QUANTITATIVE ADVISORS, INC.
                          ---------------------------

                               ADVISORY CONTRACT
                               -----------------

     Advisory Contract ("Contract") dated as of _______ __, 1999, between QUANTITATIVE ADVISORS, INC., a Massachusetts corporation (the "Manager") and _____________________, a ________________________ (the "Advisor").

     Witnesseth:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY ADVISOR TO TRUST.

     (a) Subject always to the control of the trustees (the "Trustees") of Quantitative Group of Funds, a Massachusetts business trust (the "Trust"), and the Manager, the Advisor, at its expense, will furnish continuously an investment program for the Quantitative _______ Fund (the "Fund") of the Trust. The Advisor will determine what securities shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. In the performance of its duties, the Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and the stated investment objectives, policies and restrictions of the Fund as set forth in the then current Prospectus and/or Statement of Additional Information of the Trust and with other written policies which the Trustees or the Manager may from time-to-time determine and of which the Advisor has received notice. In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Advisor shall (1) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including, without limitation, the Investment Company Act of 1940 (the "1940 Act"), and the Rules and Regulations thereunder; the Investment Advisors Act of 1940, and the Rules and Regulations thereunder; the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all Rules and Regulations thereunder; the Insider Trading and Securities Fraud Enforcement Act of 1988; and such other laws as may be applicable to its activities as Advisor to the Fund and (2) use its best efforts to manage the Fund so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Advisor shall make its officers and employees available to the Manager or Trustees from time-to-time at reasonable times to review investment policies of the Fund and to consult with the Manager or Trustees regarding the investment affairs of the Fund.

     (b) The Advisor, at its expense, will (1) furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder, (2) keep records relating to the purchase, sale or current status of portfolio securities, (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (4) furnish to the Manager such reports and records regarding the Fund and the Advisor as the Manager or Trustees shall from time-to-time request, and, (5) upon reasonable notice, review written references to the Advisor, or its methodology, whether in a Prospectus, Statement of Additional Information, sales material or otherwise. The Advisor shall have no obligation with respect to the determination of the Fund's net asset value, except to provide the Trust's custodian with information as to the securities held in the Fund's portfolio. The Advisor shall not be obligated to provide shareholder accounting services.

     (c) The Advisor shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Advisor, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such written policies as the Trustees or the Manager may determine, and of which the Advisor has received notice and which the Advisor has accepted in writing, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's and/or Manager's overall responsibilities with respect to the Trust and to other clients as to which the Advisor and/or Manager or persons controlled by or under common control with the Advisor and/or Manager exercise investment discretion. The Advisor agrees that in connection with purchase or sales of portfolio instruments for the Fund's account, neither the Advisor nor any officer, director, employee or agent of the Advisor shall act as principal or receive any commission other than as provided in Section 3.

     (d) The assets of the Fund shall be held by the Trust's custodian in an account which the Trust has directed the Custodian to open. The Advisor shall at no time have custody or physical control of any of the assets of the Fund. The Manager shall cause such custodian to provide the Advisor with such information and reports concerning the Fund or its assets as the Advisor may from time to time reasonably request and to accept instructions from the Advisor with respect to such assets and transactions by the Fund in the performance of the Advisor's duties hereunder. The Advisor shall have no liability or obligation to pay the cost of such custodian or any of its services.

     (e) Advice rendered to the Fund shall be confidential and may not be used by any shareholder, Trustee, officer, director, employee or agent of the Trust or of the Manager or by the advisor of any other fund of the Trust. Non-public information provided to the Manager on a confidential basis regarding the methodology of the Advisor shall not be made publicly available by the Manager, except that such information may be disclosed to the Trustees and may be disclosed to the extent necessary to comply with the federal and state securities laws and, after notice to the Advisor, upon order of any court or administrative agency or self regulatory organization of which the Manager or its affiliates are members.

     (f) The Advisor shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Advisor pursuant to this Section 1.

2.  OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Advisor, and in any person controlled by or under common control with the Advisor, and that the Advisor and any person controlled by or under common control with the Advisor may have an interest in the Trust. It is also understood that the Advisor and persons controlled by or under common control with the Advisor have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

     Nothing in this Contract shall prohibit the Advisor or any of its affiliates from providing any services for any other person or entity or limit the services which the Advisor or any such affiliate can provide to any person or entity, [FOR CONTRACT WITH COLUMBIA PARTNERS ONLY: provided, however, that without the written consent of the Manager, the Advisor may not provide investment advisory or investment management services to another investment company which invests the primary portion of its assets in companies comprising the Russell 2000 Index, or any other widely recognized index of small cap stocks]. The Manager understands and agrees that the Advisor and its affiliates perform investment advisory and investment management services for various clients other than the Manager and the Trust. The Manager agrees that the Advisor and its affiliates may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Contract shall be deemed to impose upon the Advisor any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Advisor or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE ADVISOR

     The Manager will pay to the Advisor, as compensation for the Advisor's services rendered and for the expenses borne by the Advisor pursuant to Section 1, a fee, computed and paid monthly at the annual rate of _____% of the aggregate average daily net asset value of the Fund [FOR CONTRACT WITH POLARIS CAPITAL MANAGEMENT ONLY: (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $30,000,000 and (ii) 0.50% of the aggregate average daily net asset value of the Fund for assets in the Fund over $30,000,000]. Such fee shall be paid by the Manager and not by the Fund out of the management fee paid by the Trust to the Manager pursuant to the Management Contract between the Manager and the Trust or out of any other funds available to the Manager. Such average daily net asset value of the Fund shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

     If the Advisor shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO THIS CONTRACT

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Trust and the Manager is terminated generally, or with respect to the Fund; and this Contract shall not be amended unless (i) such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Fund, and (ii) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor. Notwithstanding the foregoing, shareholder approval will not be required for amendments to this Contract if the Fund obtains an exemptive order from the Securities and Exchange Commission permitting amendments to this Contract without shareholder approval.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective on ________, 1999 or such other time as shall be agreed upon by the Manager and the Advisor, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

           (a) The Trust or the Manager may at any time terminate this Contract as to the Fund by not more than sixty days' or less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, or

           (b) The Advisor may at any time terminate this Contract as to the Fund by not less than one hundred fifty days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager, [FOR CONTRACT WITH POLARIS CAPITAL MANAGEMENT ONLY: provided, however, that if the Manager has violated or breached any material provision of this Contract and has failed to cure said breach within thirty days of receipt of written notification of the breach from the Advisor, the Advisor may thereupon terminate this Contract]or

           (c) If (i) the Trustees of the Trust, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to the Fund at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Advisor may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN DEFINITIONS

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Trust or the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission ("SEC") under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given by the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.   NONLIABILITY OF ADVISOR.

     Notwithstanding any other agreement to the contrary, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, its partners, officers, directors, employees or agents or reckless disregard of the Advisor's obligations and duties hereunder, neither the Advisor nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless the Advisor is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.

8.   VOTING OF SECURITIES.

     The Advisor shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time and shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.

9.   REPRESENTATIONS AND COVENANTS OF THE MANAGER.

           (a) The Manager represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith. In addition, the Manager represents, warrants and covenants to the Advisor that it has the power, capacity and authority to commit the Trust to this Contract; that a true and complete copy of the Agreement and Declaration of Trust and By-Laws of the Trust and the stated objectives, policies and restrictions of the Fund have been delivered to the Advisor; and that true and complete copies of every amendment thereto will be delivered to the Advisor as promptly as practicable after the adoption thereof. The Manager agrees that notwithstanding any other provision of this Contract to the contrary, the Advisor will not be bound by any such amendment until the Advisor has received a copy thereof and has had a reasonable opportunity to review it.

           (b) The Manager shall indemnify and hold harmless the Advisor, its partners, officers, employees and agents and each person, if any, who controls the Advisor within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Advisor to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) to which the Advisor or any other Indemnified Party may become subject under any federal or state law as a result of any failure of the Manager or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, or any omission by the Manager, or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, in any document relating to the Trust or the Fund, except any failure or omission caused solely by (i) the incorporation in any such document of information relating to the Advisor which is furnished to the Manager in writing by or with the consent of the Advisor expressly for inclusion in such document or (ii) a breach, of which the Manager was not aware, by the Advisor of its duties hereunder. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

           (c) No public reference to, or description of, the Advisor or its methodology or work shall be made by the Manager or the Trust, whether in a prospectus, Statement of Additional Information or otherwise, unless the Manager provides the Advisor with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description..

[FOR CONTRACT WITH POLARIS CAPITAL MANAGEMENT ONLY:

           (d) The Manager covenants to the Advisor that, during the term of this Agreement, the Trust and the Manager shall not knowingly solicit any multiemployer plan subject to the Taft-Hartley Act or any governmental plan described in Sections 401(a)(24) or 818(a)(6) of the Code (or portions thereof and/or any group of such plans and/or trusts) (collectively "Plan Investors") to purchase or hold shares of beneficial interest in the Fund or knowingly solicit any advisor for a Plan Investor to purchase shares of beneficial interest in the Fund for such Plan Investors or to advise such Plan Investors to purchase Fund shares. The Manager acknowledges that the Advisor is party to a non-competition covenant that restricts the Advisor's ability to provide investment advisory services, directly or indirectly, to any such Plan Investors and, accordingly, that this covenant is a material provision of this Contract.]

10.  REPRESENTATIONS AND COVENANTS OF THE ADVISOR.

           (a) The Advisor represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith.

           (b) The Advisor shall immediately notify the Manager in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Contract; or (2) becomes aware that it the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority. The Advisor further agrees to notify the Manager immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

           (c) The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rule 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

           (d) The Advisor shall provide the Manager with quarterly representations regarding the compliance of its' employees with the Advisor's code of ethics governing personal securities transactions. The Advisor shall provide the Manager with copies of any revisions to its code of ethics.

           (e) The Advisor shall indemnify and hold harmless the Manager, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) arising from Advisor's (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Advisor contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Advisor to the Manager. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Advisor shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Advisor first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

[IN CONTRACT WITH POLARIS CAPITAL MANAGEMENT ONLY: 11.

                           NON-COMPETITION COVENANT.

           (a) For a period of two years from the date hereof, the Advisor shall not, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself or any firm, corporation or other business organization other than the Fund, provide any advisory services to any registered investment company offered within the United States with the investment purpose of investing exclusively in non-US securities.

           (b) During the term of this Contract, the Advisor shall not, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself or any firm, corporation or other business organization other than the Fund, knowingly solicit any shareholder of the Fund, or knowingly engage in any other activity, for the purpose (which need not be the sole or primary purpose), or with the intended effect, of causing any shareholder to withdraw any assets from the Fund (referred to herein as the "Shareholder Competitive Activity"). Shareholder Competitive Activity shall not include any activities undertaken by the Advisor pursuant to the Solicitor's and Representatives Agreement dated May 18, 1998 between the Manager and the Advisor.

           (c) In addition to, and not in limitation of, the provisions of Sections 11(a) and 11(b) hereof, the Advisor agrees that, for the benefit of the Fund and the Manager, from and after the termination of this Agreement and continuing for six months following such termination, the Advisor shall not knowingly, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself of any firm, corporation or other business organization other than the Fund engage in any Shareholder Competitive Activity; provided, however, that upon a termination of this Contract under
Section 5(a) without Cause (as defined in Section 11(d) below) or under Section 5(b) due to a breach of this Contract by the Manager, this Section 11(c) shall be void and of no further force and effect.

           (d) For the purposes of Section 11(b) above, "Cause" shall mean any of the following:

                   (i) The Advisor has engaged in any criminal act which is or involves either (A) a violation of federal or state securities laws or regulations or (B) a crime involving dishonesty or other serious felony offense and has been convicted (whether or not subject to appeal) or pled nolo contendere (or any similar plea) to any criminal offense in connection with or relating to such act; or

                   (ii) The Advisor has violated or breached any material provision of this Contract and has failed to cure said breach within thirty days of receipt of written notification of the breach from the Manager, and the Manager, acting in good faith, has determined that harm that is not immaterial or insignificant has or is likely to occur to the Trust, the Fund or the Manager as a result of such violation, breach or activity.

           (e) The Advisor, the Fund, and the Manager agree that the periods of time and the limited geographic area applicable to the covenants of this
Section 11 are reasonable in view of: (i) the Advisor's receipt of the payments specified in Section 3 above; (ii) the geographic scope and nature of the business in which the Fund is engaged; (iii) the Advisor's knowledge of the Fund's businesses; and (iv) the parties' relative relationships with the shareholders of the Fund. However, if such period or such area should be adjudged unreasonable in any judicial proceeding, then the period of time shall be reduced by the number of months or such area shall be reduced by such portion of such area, or both, as are deemed unreasonable, so that this covenant may be enforced in such maximum area and during such maximum period of time as are adjudged to be reasonable.]

11.  USE OF NAME.

     It is understood that the name of the Fund (as it may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with that name is the valuable property of the Trust and/or its affiliates, and that the Advisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Advisor is Advisor to the Trust and/or the Fund. Upon termination of this Contract the Advisor shall forthwith cease to use such name (or derivative or logo).

     [IN CONTRACT WITH POLARIS CAPITAL MANAGEMENT ONLY: It is further understood that the name of the Advisor and the name "Cloud Hill Conference Companies" (as they may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with those names is the valuable property of the Advisor and/or its affiliates, and that the Trust has the right to use such names (or derivatives or logos) only with the approval of the Advisor, which shall not be unreasonably withheld, and only so long as the Advisor is Advisor to the Trust and/or the Fund.]

12.  GOVERNING LAW.

     This Contract shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws, except to the extent such laws shall be preempted by the Investment Company Act of 1940 or by other applicable laws.

13.  INDEPENDENT CONTRACTOR.

     Advisor shall for all purposes of this Contract be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Advisor and shall have no authority to bind the Advisor.

14.  MISCELLANEOUS.

           (a) The captions of this Contract are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

           (b) In the event that the Advisor or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.

           (c) This Contract may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, QUANTITATIVE ADVISORS, INC. and _____________________. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

                                            QUANTITATIVE ADVISORS, INC.



                                            By __________________

                                               Willard L. Umphrey
                                               President



                                            By __________________

                                                                       EXHIBIT D

                          OTHER INFORMATION REGARDING
                COLUMBIA PARTNERS, L.L.C., INVESTMENT MANAGEMENT

     The directors and principal executive officer of Columbia Partners, L.L.C., Investment Management, and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 1701 Pennsylvania Avenue, N.W., Washington, DC 20006. The principal occupation of each person is with Columbia Partners, unless otherwise stated.



NAME AND POSITION
WITH ADVISOR                         PRINCIPAL OCCUPATION
Terence W. Collins
Chief Executive Officer
and President

Landon V. Butler                     President, Landon Butler &
Director                             Company

Lester G. Fant, III                  Director of various public and
Director                             private organizations

Paul X. Kelley                       Vice President for Corporate
Director                             Strategy, Cassidy & Associates, Inc.

John R. McKernan, Jr.                Senior Advisor, Galway
Director                             Partners, L.L.C.

Closson L. Vaughan                   Managing Partner, Columbia
Director                             Partners

Robert A. von Pentz                  Managing Partner, Columbia
Director                             Partners

                                                                       EXHIBIT E

                          OTHER INFORMATION REGARDING
                      STATE STREET BANK AND TRUST COMPANY

     The directors and principal executive officers of State Street Bank and Trust Company, and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 225 Franklin Street, Boston, MA 02110. The principal occupation of each person is with State Street, unless otherwise stated.

NAME AND POSITION
WITH ADVISOR                                        PRINCIPAL OCCUPATION
Marshall N. Carter
Chairman and Chief Executive Officer

David A Spina
President, Chief Operating Officer, Director

Tenley E. Albright, M.D.                            Physician and surgeon

I. Macallister Booth                                President and Chief
Director                                            Executive Officer,
                                                    Polaroid Corporation

Truman S. Casner                                    Partner, Ropes & Gray
Director

Nader F. Darehshori                                 Chairman of the Board, President and
Chief Director                                      Executive Officer, Houghton Mifflin Co.

Arthur L. Goldstein                                 Chairman and Chief Executive Officer,
Director                                            Ionics, Incorporated

David P. Gruber                                     Chairman, Chief Executive Officer and Director
Director                                            of Wyman-Gordon Company

Charles F. Kaye                                     Chairman, Transportation Investments,
Director                                            Incorporated

John M. Kucharski                                   Chairman of the Board, President and
Chief Director                                      Executive Officer, EG&G, Inc.

Charles R. Lamantia                                 President and Chief Executive Officer,
Director                                            Arthur D. Little, Inc.

David B. Perini                                     Chairman and Chief Executive Officer,
Director                                            Perini Corporation

Dennis J. Picard                                    Chairman and Chief Executive Officer,
Director                                            Raytheon Company

Diana Chapman Walsh                                 President, Wellesley College
Director

                                                                       EXHIBIT F

                          OTHER INFORMATION REGARDING
                  INDEPENDENCE INTERNATIONAL ASSOCIATES, INC.

     The directors and principal executive officer of Independence International Associates, Inc. ("Independence") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated is 75 State Street, Boston, MA 02110. The principal occupation of each person is with Independence International Associates, Inc., unless otherwise stated.


NAME AND POSITION
WITH ADVISOR                             PRINCIPAL OCCUPATION
William C. Fletcher                      President, Independence
President                                Investment Associates, Inc.
Director

Foster L. Aborn                          Vice Chairman -Investment and
Director                                 Pension Section, John Hancock
                                         Mutual Life Insurance Company

John T. Farady                           Senior Vice President and
Director                                 & Treasurer John Hancock Mutual
                                         Life Insurance Company
Mark C. Lapman
Director

Henry D. Shaw                            Senior Vice President, John
Director                                 Hancock Mutual Life Insurance Company

Joseph A. Tomlinson                      Vice President, John Hancock
Director                                 Mutual Life Insurance Company

                                                                       EXHIBIT G

                          OTHER INFORMATION REGARDING
                        POLARIS CAPITAL MANAGEMENT, INC.

     The directors and principal executive officer of Polaris Capital Management, Inc. and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 125 Summer Street, Boston, MA 02110. The principal occupation of each person is with Polaris, unless otherwise stated.

NAME AND POSITION
WITH ADVISOR                                PRINCIPAL OCCUPATION

Bernard R. Horn, Jr.
Chief Executive Officer,
President, Director

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE SMALL CAP FUND                          PROXY

     The undersigned shareholder of the Quantitative Small Cap Fund (the "Small Cap Fund"), a series of Quantitative Group of Funds (the "Fund"), hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the Small Cap Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 2 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE MID CAP FUND                          PROXY

     The undersigned shareholder of the Quantitative Mid Cap Fund (the "Mid Cap Fund"), a series of Quantitative Group of Funds (the "Fund") hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the Mid Cap Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 3 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE GROWTH AND INCOME FUND                      PROXY

     The undersigned shareholder of the Quantitative Growth and Income Fund (the "Growth and Income Fund"), a series of Quantitative Group of Funds (the "Fund") hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the Growth and Income Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 4 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE INTERNATIONAL EQUITY FUND            PROXY

     The undersigned shareholder of the Quantitative International Equity Fund (the "International Equity Fund"), a series of Quantitative Group of Funds (the "Fund") hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the International Equity Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 5 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE EMERGING MARKETS FUND                      PROXY

     The undersigned shareholder of the Quantitative Emerging Markets Fund (the "Emerging Markets Fund")"), a series of Quantitative Group of Funds (the "Fund") hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the Emerging Markets Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 6 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773

                          QUANTITATIVE GROUP OF FUNDS

QUANTITATIVE FOREIGN VALUE FUND                      PROXY

     The undersigned shareholder of the Quantitative Foreign Value Fund (the "Foreign Value Fund"), a series of Quantitative Group of Funds (the "Fund") hereby constitutes and appoints Willard L. Umphrey, Leon Okurowski, and Mark A. Katzoff, Esq., and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held at 6:00 p.m., on January 11, 1999 at the offices of the Fund at 55 Old Bedford Road, Lincoln, Massachusetts 01773, and at any and all adjournments thereof, with respect to all shares of the Foreign Value Fund held by the undersigned or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present, and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. The Trustees recommend a vote FOR Items 1, 7 and 8.

1.          Approval of the Management Contract Between the Fund and Quantitative Advisors, Inc.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

2.          Approval of the Advisory Agreement between Quantitative Advisors, Inc. and Columbia Partners, L.L.C.,
            Investment Management

            FOR /  /     AGAINST /  /     ABSTAIN /  /

8.          Approval of proposal to permit Quantitative Advisors, Inc. to enter into new or amended Advisory
            Agreements with Advisors without obtaining shareholder approval.

            FOR /  /     AGAINST /  /     ABSTAIN /  /

To transact any other business that may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE BY VOTING IN FAVOR OF ITEMS 1, 2 AND 8. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                            Dated: January 11, 1999



                                            ----------------------------------



----------------------------------          ----------------------------------
Printed Name of Shareholder(s)              Signature of Shareholder(s)


     The signature on this Proxy should correspond exactly with the name in which the shareholder(s)' shares are registered on the books of the Fund, as shown on the mailing label of the envelope the enclosing proxy material. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:

QUANTITATIVE GROUP OF FUNDS, ATTENTION: TRANSFER AGENT, 55 OLD BEDFORD ROAD, LINCOLN, MA 01773